EXECUTION VERSION
FOURTH AMENDMENT TO GUARANTEE AGREEMENT
THIS FOURTH AMENDMENT TO GUARANTEE AGREEMENT (this “Amendment”), dated as of August 3, 2023, is entered into by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as Buyer (together with its successors and assigns “Buyer”) and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guarantee Agreement (as defined below).
WITNESSETH:
WHEREAS, GP Commercial GS, LLC (f/k/a TH Commercial GS LLC) (“Seller”) and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of May 2, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 16, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 16, 2019, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 1, 2020, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guarantee Agreement, dated as of September 25, 2020, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 13, 2021, and as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 17, 2023 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”); and
WHEREAS, Guarantor has executed and delivered that certain Guarantee Agreement, dated as of June 28, 2017, as amended by that certain First Amendment to Guarantee Agreement, dated as of December 17, 2019, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guarantee Agreement, dated as of September 25, 2020, and as further amended by that certain Third Amendment to Guarantee Agreement, dated as of March 22, 2022 (as the same may be further amended, modified and/or restated from time to time, the “Guarantee Agreement”); and
WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guarantee Agreement, as set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Guarantee Agreement. The Guarantee Agreement is hereby amended as follows:
(a)Section 9(a)(ii) of the Guarantee Agreement is hereby deleted in its entirety and replaced with the following:
(ii) Minimum Tangible Net Worth. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit its Tangible Net Worth to be less than the sum of (x) $816,913,000, plus (y) seventy-five percent (75%) of the aggregate net cash proceeds of any equity issuances made by Guarantor after August 3, 2023 (net of underwriting discounts and commissions and other out-of-pocket costs and expenses incurred by Guarantor and its Affiliates in connection with such equity issuance).

(b)Section 9(a)(iv) of the Guarantee Agreement is hereby deleted in its entirety and replaced with the following:
(iv) Minimum Interest Expense Coverage Ratio. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit the ratio of (i) all amounts set forth on an income statement of Guarantor and its consolidated Subsidiaries prepared in accordance with GAAP for interest income for the period of four (4) consecutive fiscal quarters ended on or most recently prior to such date of determination to (ii) the Interest Expense of Guarantor and its consolidated Subsidiaries for such period, to be (x) from the calendar quarter ending September 30, 2023 through the calendar quarter ending June 30, 2024, less than 1.30 to 1.00; and (y) at all times after the calendar quarter ending June 30, 2024, less than 1.40 to 1.00.
2.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)This Amendment duly executed and delivered by the Guarantor and Buyer and acknowledged by Seller;
(b)Payment by the Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby; and

(c)Buyer shall have received such other documents as Buyer may reasonably request.
3.Representations and Warranties of the Guarantor. Guarantor hereby represents and warrants to Buyer, on and as of the date hereof, after giving effect to this Amendment:
(a)that no Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by such party of this Amendment;
(b)all representations and warranties contained in the Guarantee Agreement are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date); and
(c)Guarantor is duly authorized to execute and deliver this Amendment.

4.Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Guarantee Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

5.Binding Effect; No Partnership. The provisions of the Guarantee Agreement, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.
6.Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own electronic signature, (b) accepts the electronic signature of each other party to this Amendment, and (c) agrees that such electronic signatures shall be the legal equivalent of manual signatures. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include electronic signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.
7.Further Agreements. The Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Governing Law; Submission to Jurisdiction, Etc. The provisions of Sections 15 and 17 of the Guarantee Agreement are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Guarantee Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guarantee Agreement, as amended hereby, unless the context expressly requires otherwise.
11.No Waiver. The execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of Buyer under the Guarantee Agreement or any other Transaction Document, (ii) constitute a waiver of any provision in the Guarantee Agreement or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing, (iii) limit, impair, constitute a waiver by, or otherwise affect any right or power of Buyer to determine that a Material Adverse Effect, Margin Deficit, Default or Event of Default has occurred or (iv) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Guarantee Agreement or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
Buyer:
GOLDMAN SACHS BANK USA, a New York state-chartered bank
By:     /s/ PRACHI BANSAL
    Name:    Prachi Bansal
    Title:    Authorized Person

GUARANTOR:
GRANITE POINT MORTGAGE TRUST INC.,
a Maryland corporation
By:     /s/ MARCIN URBASZEK
    Name:    Marcin Urbaszek
    Title:    Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:
SELLER:
GP COMMERCIAL GS LLC, a Delaware limited liability company
By:     /s/ MARCIN URBASZEK
    Name:    Marcin Urbaszek
    Title:    Chief Financial Officer